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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                          FOR

                                       TENDER OF
            12 3/4% SENIOR SECURED NOTES DUE 2003 WITH CONTINGENT INTEREST
                                    IN EXCHANGE FOR
        12 3/4% SENIOR EXCHANGE SECURED NOTES DUE 2003 WITH CONTINGENT INTEREST

                             THE MAJESTIC STAR CASINO, LLC

     This form or one substantially equivalent hereto must be used by a holder to accept the Exchange Offer of The Majestic Star Casino, LLC (the "Company"), who wishes to tender 12 3/4% Senior Secured Notes due 2003 With Contingent Interest (the "Senior Notes") to the Exchange Agent pursuant to the guaranteed delivery procedures described in "The Exchange Offer -- Guaranteed Delivery
Procedures" of the Company's Prospectus dated             , 1996 (the
"Prospectus") and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender Senior Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to the Expiration Date (as defined below) of the Exchange Offer. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus or the Letter of Transmittal.
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 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
             , 1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). SENIOR NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.
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                 The Exchange Agent for the Exchange Offer is:

                       IBJ SCHRODER BANK & TRUST COMPANY

            By Hand/Overnight Courier:                                By Mail:
         IBJ Schroder Bank & Trust Company               IBJ Schroder Bank & Trust Company
                 One State Street                                   P.O. Box 84
             New York, New York 10004                          Bowling Green Station
 Attention: Securities Processing Window Subcellar         New York, New York 10274-0084
                         One                            Attention: Reorganization Operations
                                                                       Dept.
                                        By Facsimile:
                              IBJ Schroder Bank & Trust Company
                          Attention: Reorganization Operations Dept.
                                        (212) 858-2611
                               (For Eligible Institutions Only)

                           -------------------------

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE BOX ON THE LETTER OF TRANSMITTAL FOR GUARANTEE OF SIGNATURES.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Senior Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Senior Notes listed below:

                                                          AGGREGATE
                                                      PRINCIPAL AMOUNT
CERTIFICATE NUMBERS(S) (IF KNOWN) OF SENIOR NOTES        REPRESENTED        AGGREGATE PRINCIPAL
   OR ACCOUNT NUMBER AT THE BOOK-ENTRY FACILITY            BY NOTE            AMOUNT TENDERED
- --------------------------------------------------  ---------------------  ---------------------

                            PLEASE SIGN AND COMPLETE
- --------------------------------------------------------------------------------
   Signatures of Registered
   Holder(s) or
   Authorized Signatory:............

   .................................

   .................................

   Name(s) of Registered
   Holder(s):.......................

   .................................

   .................................
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     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Senior Notes or on a security position listing as the owner of Senior Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Names(s):
 ...............................................................................
 ...............................................................................
 ...............................................................................

Capacity:
 ...............................................................................

Address(es):
 ...............................................................................
 ...............................................................................
                                            Date:............................

                                            Address:.........................

                                            .................................

                                            Area Code and Telephone No.......

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                                   GUARANTEE

                    (Not To Be Used for Signature Guarantee)

      The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Senior Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Senior Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal and any other required documents, all by 5:00 p.m., New York City time, within three (3) New York Stock Exchange trading day following the Expiration Date.

 Name of Firm:
 ------------------------------------------------------------------------------
 Address:
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                               (Include Zip Code)

 Area Code and Telephone Number:
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 Authorized Signature:
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 Name:
 ------------------------------------------------------------------------------
 Title:
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                             (Please Type or Print)

 Date:
 -------------------------------------- , 1996
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DO NOT SEND SENIOR NOTES WITH THIS FORM. ACTUAL SURRENDER OF SENIOR NOTES MUST
BE MADE PURSUANT TO, AND BE ACCOMPANIED BY A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

     2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Senior Notes referred to herein, the signature must correspond with the name(s) written on the face of the Senior Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Senior Notes, the signature must correspond with the name shown on the security position listing as the owner of the Senior Notes.

          If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Senior Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Senior Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

          If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.